UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2008

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50040

LETTER TO SHAREHOLDERS

Following the distressing and threatening events of the second half of 2007, when abusive practices in subprime mortgage underwriting spread across financial markets, the turmoil continued in the first quarter of 2008, culminating in the Bear Stearns affair.

The Fed's success in ensuring that the collapse of Bear Stearns did not bring down the financial markets was clearly the most important event of the quarter. We applaud the Fed's resolve in this matter, though the fact that the whole crisis could possibly have been avoided by more energetic and intelligent supervision of the markets over the prior decade limits our enthusiasm in congratulating either the current or prior Fed Chairman.

In addition, while it is clear that strong Fed actions were necessary and appropriate in the crisis, they brought with them substantial costs which we will all be paying for many years. In this we are not referring to the not inconsiderable direct costs, like the $30 billion of illiquid securities which are in effect moving from the Bear Stearns balance sheet to that of the Fed. Rather, we are thinking of the long-term costs to the financial markets and the economy.

Although these costs will take many forms we will discuss only a few of them here.

First, it is evident that we will see a lot more government intervention and regulation. Some of this is clearly overdue and reflects the evolution of financial markets in recent years. For example, if the Fed's discount window is to be open to brokers and all primary dealers, then the Fed must have regulatory authority over them. Similarly, the absence of market discipline in mortgage underwriting and the balance sheet woes of Fannie Mae and Freddie Mac point to the need for a fresh approach in this area as well. But there will be a dark side to increased regulation.

The track record of Congress in "getting it right" on new regulation, especially when it is acting in haste in a highly charged environment, is not encouraging. We need look no further back than Sarbanes-Oxley to find an example of regulations that yielded minimal gains but heavy costs.

Second is the issue of moral hazard, which refers to people or companies being "rescued," instead of feeling the full negative impact of their irresponsible financial behavior. The fact that Bear Stearns equity owners did not have their stock value go to zero is an often cited example of this. The result is that excessive future risk taking is not adequately discouraged.

Similarly, the eagerness of the Congress to rescue the many homeowners who are faced with an unaffordable combination of higher mortgage rates and lower property values is troubling. Ironically, these borrowers acted in a manner that was both irresponsible and rational at the same time. Clearly, taking out a mortgage which one can't afford is not responsible financial behavior. On the other hand, these mortgages had really attractive terms — no money down, very low teaser rates, no documentation, etc. Wow! Who wouldn't find this tempting? In addition, the home buyer was being offered a simultaneous free call and free put option on the property market. A free call, because continued increases in home prices would mean the call option on his house was in the money — creating equity out of nothing. If, less happily, prices started to decline, then his put option would be in the money, and he could put the house back to the "bank" at the original purchase price — and not lose any money (though there was "reputation risk").

If these in-default homeowners are rescued by Congress, what is the message to their next-door neighbors who saved for 5-10 years to be able to make a 20% down payment and who are current on their mortgage? Not a good one.

Those wishing to read a much more exhaustive discussion of recent financial events are directed to the piece "Crossing the Rubicon," which is posted on the First Pacific Advisors website, www.fpafunds.com. In addition to the costs outlined above, it includes a discussion of the heightened inflation risks as a result of Fed actions.

After a 3-4% decline in the fourth quarter of 2007, the market did even worse in the first quarter of 2008, with a 9-10% decline in most indexes. Paramount's performance was in line with the market, down 9%. The portfolio's biggest underperformers were Noble and Helix, both oil service companies, with an average 18% decline (following a 40% gain in 2007). Other down stocks are difficult to categorize. The more important include Plantronics, Brown & Brown, Lincare, Idex, and O'Reilly. Big portfolio winners were hard to come by. Standouts were distributor ScanSource, truckload carriers Knight and Heartland, and Cognex. Interestingly, our healthcare companies, which one would expect to be defensive in a tough market environment, were only average performers in the quarter, after major gains last year.

The table below shows Paramount's performance compared to the leading large- and small-cap indexes. The past six months, a period corresponding to the market decline, was relatively strong for Paramount, as one would expect from similar past periods. Returns for longer periods, especially 5 and 8 years (since we assumed management of the Fund), are also good.

	Periods Ended March 31, 2008
	First Quarter	Six Months	Three Years*	Five Years*	Eight Years*
Paramount	(8.8)%	(8.2)%	4.2%	15.4%	9.4%
Russell 2500	(9.4)%	(13.3)%	6.0%	15.7%	5.7%
S&P 500	(9.4)%	(12.5)%	5.9%	11.3%	0.1%
Nasdaq	(14.1)%	(15.6)%	4.5%	11.2%	(8.3)%

  *  Annualized Returns

It is one of our objectives to ensure that Paramount has a lower-risk portfolio than most other funds. We strive to own market leaders with higher profit margins and lower leverage on their balance sheets. We believe that these high quality companies are more likely to maintain their share prices in a downturn, and even more important, should be able to take advantage of an adverse business environment to strengthen their competitive position by maintaining spending for new products, marketing, and attractive acquisitions.

The table below compares the average of a number of financial characteristics of the companies in Paramount's portfolio with the Russell 2500 index. The reader should note that the Paramount companies have superior historical earnings growth, less leveraged balance sheets, higher returns on capital, yet sell at lower PE's.

	10-Year EPS Growth	Debt/ Capital	Return on Equity	PE Ratio*
Paramount	16%	25%	17%	16	x
Russell 2500	10%	43%	14%	20	x

  *  PE based on past 12 months earnings

FPA Paramount has a substantial investment in the healthcare area. Although several of the companies we own in this sector are in healthcare services (AmSurg, Lincare), others provide consumables to healthcare research and drug development. As many Paramount readers are aware, the business of large drug companies ("Big Pharma") has been in secular decline for many years. What had been a very superior business has become more and more mediocre. There are numerous causes for this, including patent expirations, generic substitutions, a sparse new product pipeline driven by declining R&D productivity, increased regulation, more complex and expensive clinical trials, and continued intense price pressure from foreign governments.

Although Paramount may have owned pharmaceutical companies in the distant past, this has not been the case for many years. It may therefore be somewhat surprising that we have such a substantial investment in suppliers to this and related markets — Charles River Labs and Invitrogen together account for 10% of Paramount's portfolio. Typically we would expect to see a close correlation between the prosperity of an industry and that of its suppliers — companies selling steel to shipyards are unlikely to do well if shipyards have no orders. As we shall see later, there are a number of reasons why our investments in this area can be successful despite, or even because of, the business challenges faced by their customers.

Charles River Labs was first added to the Paramount portfolio in September 2004. We were especially attracted by its outstanding business supplying laboratory animals for healthcare and pharmaceutical research. Charles River commands a 40% world-wide market share in this business, several times larger than its nearest competitor. The industry is increasingly turning to genetically altered animals which mimic human conditions like high blood pressure or diabetes, and which command higher prices and margins for Charles River.

The company has used the cash flow of its lab animal business to enter toxicology, essentially chemical and biological testing to help establish a drug's safety profile before clinical trials in humans. Charles River and a company called Covance are the industry leaders in market share and quality.

Big Pharma's decline impacts this part of Charles River's business, but this turns out to be good, not bad, news. Because of severe economic pressures, the large drug companies are looking for ways to cut both operating costs and capital expenditures. Outsourcing toxicology work turns out to be an excellent means of doing this. With old and outdated plants and a high-cost work force, Big Pharma is increasingly turning to companies like Charles River that can do the job faster and cheaper in their newly built facilities. As a result, the percent of toxicology work outsourced now about 25%, is expected to double over the next 5-10 years. This is likely to increase industry growth rates from about 5% annually well into double digits.

Invitrogen is Paramount's other major investment supporting healthcare and drug research, which we have owned since mid-2004. Invitrogen is a leading provider of supplies, often in the form of reagents and kits, used in experiments for life sciences research and drug discovery. Academic and National Institute of Health (NIH) researchers, as well as bio-tech, and traditional drug companies, are Invitrogen's customers. Its extensive product line and R&D investment have given Invitrogen an extremely strong market position.

Since Big Pharma's decline is not especially helpful to Invitrogen, it is fortunate that it accounts for only 10-15% of revenues. The exciting secular growth opportunity for Invitrogen is found elsewhere, in likely changes in federal government policy towards healthcare research. Most readers will be well aware that federal support for stem cell research has languished under the current administration. In addition, NIH funding has been flat at best after many years of dynamic growth. It is noteworthy that all three of the presidential candidates have expressed a strong commitment to ending the research drought. We expect Invitrogen to be a leading beneficiary of this change.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 22, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2008
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	(3.33)%	4.23%	15.43%	1.94%
FPA Paramount Fund, Inc. (Net of Sales Charge)	(8.41)%	2.38%	14.20%	1.40%
Lipper Mid-Cap Core Average	(8.34)%	6.42%	14.14%	7.12%
Russell 2500 Index	(11.27)%	6.01%	15.67%	6.89%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2008 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

March 31, 2008

Common Stocks		95.9%
Business Services & Supplies	28.8%
Producer Durables	13.9%
Technology	12.8%
Retailing	10.9%
Energy	10.4%
Health Care	7.2%
Transportation	6.8%
Financial	2.5%
Entertainment	2.4%
Consumer Durables	0.2%
Short-Term Investment		3.9%
Other Assets and Liabilities, net		0.2%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2008

Shares
NET PURCHASES
Common Stocks
Brown & Brown, Inc.	38,200
Franklin Electric Co., Inc.	13,600
HNI Corporation	27,700
IDEX Corporation	37,800
Knight Transportation, Inc.	118,800
Maxim Integrated Products, Inc.	131,700
Microchip Technology, Inc.	45,400
Signet Group plc	7,489,000
NET SALES
Common Stocks
AmSurg Corporation	28,800
Bio-Rad Laboratories, Inc.	11,200
Brady Corporation	33,000
CDW Corporation (1)	218,300
CarMax, Inc.	38,300
Carnival Corporation	23,400
Charles River Laboratories International, Inc.	58,500
Cognex Corporation	37,200
Copart, Inc.	23,600
First American Corporation (1)	180,900
Heartland Express, Inc.	66,400
Helix Energy Solutions Group, Inc.	52,600
Invitrogen Corporation	42,500
Lincare Holdings, Inc.	43,900
Noble Corporation	45,400
O'Reilly Automotive, Inc.	11,700
Plantronics, Inc.	20,500
Polaris Industries, Inc.	34,400
ScanSource, Inc.	29,300

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2008

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 28.8%
Brady Corporation	390,600	$13,057,758
Charles River Laboratories International, Inc.*	308,600	18,188,884
Clarcor, Inc.	278,000	9,882,900
Copart, Inc.*	244,600	9,480,696
Invitrogen Corporation*	185,600	15,863,232
Landauer, Inc.	3,800	191,292
Manpower Inc.	159,500	8,973,470
ScanSource Inc.*	617,600	22,350,944
		$97,989,176
PRODUCER DURABLES — 13.9%
Franklin Electric Co., Inc.	218,600	$7,469,562
Graco Inc.	224,200	8,129,492
HNI Corporation	339,800	9,137,222
IDEX Corporation	344,350	10,568,102
Zebra Technologies Corporation (Class A)*	360,800	12,021,856
		$47,326,234
TECHNOLOGY — 12.8%
Cognex Corporation	552,700	$12,065,441
Maxim Integrated Products, Inc.	302,000	6,157,780
Microchip Technology, Inc.	346,700	11,347,491
Plantronics, Inc.	570,900	11,024,079
SanDisk Corporation*	123,800	2,794,166
		$43,388,957
RETAILING — 10.9%
CarMax, Inc.*	721,800	$14,017,356
O'Reilly Automotive, Inc.*	487,500	13,903,500
Signet Group plc	7,500,000	9,225,000
		$37,145,856
ENERGY — 10.4%
Helix Energy Solutions Group, Inc.*	495,400	$15,605,100
Noble Corporation	396,900	19,714,023
		$35,319,123
HEALTH CARE — 7.2%
AmSurg Corporation*	253,400	$6,000,512
Bio-Rad Laboratories, Inc.*	84,100	7,480,695
Lincare Holdings, Inc.*	394,200	11,080,962
		$24,562,169

PORTFOLIO OF INVESTMENTS

March 31, 2008

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TRANSPORTATION — 6.8%
Heartland Express, Inc.	784,300	$11,184,118
Knight Transportation, Inc.	725,700	11,945,022
		$23,129,140
FINANCIAL — 2.5%
Brown & Brown, Inc.	485,100	$8,431,038
ENTERTAINMENT — 2.4%
Carnival Corporation	204,500	$8,278,160
CONSUMER DURABLES — 0.2%
Polaris Industries, Inc.	15,100	$619,251
TOTAL COMMON STOCKS — 95.9% (Cost $333,457,129)		$326,189,104
SHORT-TERM INVESTMENT — 3.9% (Cost $13,151,000)
General Electric Capital Corporation — 2.2% 4/01/08	$13,151,000	$13,151,000
TOTAL INVESTMENTS — 99.8% (Cost $346,608,129)		$339,340,104
Other assets and liabilities, net — 0.2%		831,724
TOTAL NET ASSETS — 100%		$340,171,828

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

ASSETS
Investments at value:
Investment securities — at market value (identified cost $333,457,129)	$326,189,104
Short-term investment — at amortized cost (maturity 60 days or less)	13,151,000	$339,340,104
Cash		77
Receivable for:
Investment securities sold	$3,106,248
Capital stock sold	204,606
Dividends	17,746	3,328,600
		$342,668,781
LIABILITIES
Payable for:
Capital stock repurchased	$2,242,676
Advisory fees and financial services	216,277
Accrued expenses	38,000	2,496,953
NET ASSETS		$340,171,828
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 21,715,550 shares		$5,428,888
Additional Paid-in Capital		392,725,789
Accumulated net realized loss on investments		(50,656,937)
Distributions in excess of net investment income		(57,886)
Unrealized depreciation of investments		(7,268,026)
NET ASSETS		$340,171,828
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$15.66
Maximum offering price per share (100/94.75 of per share net asset value)		$16.53

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2008

INVESTMENT INCOME
Dividends		$1,486,604
Interest		227,718
		$1,714,322
EXPENSES
Advisory fees	$1,237,181
Financial services	186,489
Transfer agent fees and expenses	98,625
Custodian fees and expenses	31,216
Audit and tax fees	30,900
Registration fees	27,427
Reports to shareholders	24,345
Directors fees and expenses	15,984
Legal fees	12,148
Insurance	2,912
Other fees and expenses	12,181	1,679,408
Net investment income		$34,914
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$57,291,167
Cost of investment securities sold	43,635,795
Net realized gain on investments		$13,655,370
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$38,002,491
Unrealized depreciation at end of period	(7,268,026)
Change in unrealized appreciation of investments		(45,270,517)
Net realized and unrealized loss on investments		$(31,615,147)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(31,580,233)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2008		For the Year Ended September 30, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$34,914		$3,832,923
Net realized gain on investments	13,655,370		78,234,281
Change in unrealized depreciation of investments	(45,270,517)		(27,943,471)
Change in net assets resulting from operations		$(31,580,233)		$54,123,733
Distributions to shareholders from net investment income		(227,343)		(5,161,971)
Capital Stock transactions:
Proceeds from Capital Stock sold	$15,600,597		$78,729,894
Proceeds from shares issued to shareholders upon reinvestment of dividends	170,618		3,800,501
Cost of Capital Stock repurchased*	(41,166,218)	(25,395,003)	(329,942,304)	(247,411,909)
Total change in net assets		$(57,202,579)		$(198,450,147)
NET ASSETS
Beginning of period, including undistributed net investment income of $134,543 and $1,463,591 at September 30, 2007 and 2006, respectively		397,374,407		595,824,554
End of period, including undistributed net investment income of $1,463,591 at September 30, 2007		$340,171,828		$397,374,407
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		940,926		4,794,371
Shares issued to shareholders upon reinvestment of dividends		10,131		223,476
Shares of Capital Stock repurchased		(2,525,003)		(19,862,630)
Change in Capital Stock outstanding		(1,573,946)		(14,844,783)

*  Net of redemption fees of $23,053 and $15,361 for the periods ended March 31, 2008 and September 30, 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended		Year Ended September 30,
	March 31,
	2008		2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of period	$17.06		$15.62	$15.02	$13.01	$10.79	$8.12
Income from investment operations:
Net investment income (loss)	$—	*	$0.14	$0.12	$0.04	$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investment securities	(1.39)		1.47	0.60	1.97	2.23	2.71
Total from investment operations	$(1.39)		$1.61	$0.72	$2.01	$2.22	$2.67
Less dividends from net investment income	$(0.01)		$(0.17)	$(0.12)	—	—	—
Redemption fees	—	*	— *	— *	— *	— *	—
Net asset value at end of period	$15.66		$17.06	$15.62	$15.02	$13.01	$10.79
Total investment return**	(8.15)%		10.30%	4.79%	15.45%	20.57%	32.88%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$340,172		$397,374	$595,825	$345,027	$207,907	$109,638
Ratio of expenses to average net assets	0.90	%†	0.90%	0.85%	0.89%	0.99%	1.15%
Ratio of net investment income (loss) to average net assets	0.02	%†	0.74%	0.89%	0.30%	(0.16)%	(0.47)%
Portfolio turnover rate	16	%†	17%	15%	13%	16%	17%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2008 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $28,771,369 for the six months ended March 31, 2008. Realized gains or losses are based on the specific identification method. The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2008 for federal income tax purposes was $333,478,241. Gross unrealized appreciation and depreciation for all securities at March 31, 2008 for federal income tax purposes was $30,063,757 and $37,352,894, respectively resulting in net unrealized depreciation of $7,289,137. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $50,635,826, which can be carried forward to offset future gains. The ability to carry these losses forward expires in 2009. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on October 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended March 31, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2003 or by state tax authorities for years ended before September 30, 2002.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended March 31, 2008, the Fund paid aggregate fees, excluding expenses, of $15,750 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2008, the Fund collected $23,053 in redemption fees, which amounted to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended March 31, 2008, FPA Fund Distributors, Inc. ("Distributors"), a wholly owned subsidiary of the Adviser, received $2,884 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2008

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2007	$1,000.00	$1,000.00
Ending Account Value March 31, 2008	$918.50	$1,020.44
Expenses Paid During Period*	$4.32	$4.56

*  Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2008 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)†	Director & Chairman* Years Served: 6	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (70)†	Director* Years Served: <1	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	2

A. Robert Pisano – (65)†	Director* Years Served: 2	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and the Motion Picture and Television Fund.

Lawrence J. Sheehan – (75)†	Director* Years Served: 2	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende – (63)	Director* President & Portfolio Manager Years Served: 8	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (54)	Executive Vice President & Portfolio Manager Year Served: 8	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (47)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 13	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter of Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 23, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 23, 2008